UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2006

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	000-51525 Commission File Number	20-3135053 I.R.S. Employer Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
SIGNATURE

ITEM 7.01      Regulation FD Disclosure.
On November 1, 2006, Legacy Bancorp, Inc. (the “Company”), the holding company for Legacy Banks, held a special meeting of stockholders at which a quorum of the stockholders, present either in person or by proxy, voted to approve the 2006 Equity Incentive Plan by the following vote:

FOR	AGAINST	ABSTAIN

5,851,932	936,164	80,492

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
Date: November 3, 2006	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer